INDEPENDENT AUDITORS' CONSENT

                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of 4Kids Entertainment, Inc. on Form S-8 of our report dated March 25, 2002, appearing in the Annual Report on Form 10-K of 4Kids Entertainment, Inc. for the year ended December 31, 2001.

Deloitte & Touche LLP
New York, New York
November 27, 2002